Sub-Item 77D: Policies with Respect to Security Investments

Effective June 16, 2016, the Goldman Sachs Bond Fund,
Goldman Sachs Core Fixed
Income Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund,
 Goldman Sachs Dynamic Municipal Income Fund,
Goldman Sachs Emerging Markets Debt Fund,
 Goldman Sachs Enhanced Income Fund,
Goldman Sachs Fixed Income Macro Strategies Fund,
Goldman Sachs Global Income Fund,
Goldman Sachs Government Income Fund,
Goldman Sachs High Quality Floating Rate Fund,
 Goldman Sachs High Yield Floating Rate Fund,
Goldman Sachs High Yield Municipal Fund,
Goldman Sachs High Yield Fund,
 Goldman Sachs Inflation Protected Securities Fund,
Goldman Sachs Investment Grade Credit Fund,
Goldman Sachs Local Emerging Markets Debt Fund,
 Goldman Sachs Long Short Credit Strategies Fund,
Goldman Sachs Short Duration Government Fund,
Goldman Sachs Short Duration Income Fund,
Goldman Sachs Short Duration Tax-Free Fund,
Goldman Sachs Strategic Income Fund
and Goldman Sachs U.S. Mortgages Fund (the Funds) made certain modifications to the Funds non-fundamental investment policies.
 These changes are described in the
supplement to the
Funds Statement of Additional Information, filed pursuant

to Rule 497 under the Securities Act of
1933 with the Securities
and Exchange Commission on May 17, 2016
(Accession No. 0001193125-16-593271),
 which is incorporated herein by reference.

Effective June 16, 2016,
the Goldman Sachs Short-Term Conservative Income Fund
 (the Fund) made certain modifications
to the Funds non-fundamental
investment policies. These changes
are described in the supplement to
the Funds Statement of Additional
 Information, filed pursuant to
 Rule 497 under the Securities
Act of 1933 with the Securities
and Exchange Commission on May 17, 2016
(Accession No. 0001193125-16-593285),
which is incorporated herein by reference.

Effective August 16, 2016,
the Goldman Sachs Short-Term
 Conservative Income Fund (the Fund)
 made certain
modifications to the Funds
 investment objective.
These changes are described
in the Funds Prospectus
and Statement of Additional Information, filed pursuant to Rule 497 under the Securities Act of 1933
 with the Securities and
 Exchange Commission on
 August 5, 2016
(Accession No. 0001193125-16-673447),
which is incorporated herein by reference.